SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
33.	SUBSEQUENT EVENTS

In March 2012, the Company announced that it had entered into an agreement to sell its 1993-built double hull Suezmax tanker Front Alfa. Delivery to the buyer took place on March 21, 2012 and the vessel will cease to operate in the tanker market. All debt pertaining to the vessel, $12.9 million, was prepaid in December 2011 and the Company recorded a loss of $2.1 million in the first quarter of 2012.

In March 2012, the Company announced that it had purchased $10.0 million notional value of the Company's convertible bonds due 2015 for a purchase price of $5.4 million. The Company will recognize a gain of $4.6 million in 2012. After the purchase, the Company holds 4.4% of the convertible bonds outstanding.

In September 2011, the Company negotiated the early termination of bareboat charters on three single hull VLCCs, Titan Orion (ex-Front Duke), Titan Aries (ex-Edinburgh) and Ticen Ocean (ex-Front Lady), which are being chartered in from Ship Finance. These three vessels have been sold by Ship Finance with expected delivery during 2012 and 2013. The Titan Orion (ex-Front Duke) was delivered, and the charter party with Ship Finance was terminated, on March 27, 2012.